SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 29, 2005

                               MOODY'S CORPORATION
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Delaware                      1-14037               13-3998945
-------------------------------    ------------------------ -------------------
(State or Other Jurisdiction of    (Commission File Number)   (IRS Employer
         Incorporation)                                     Identification No.)


                                99 Church Street
                            New York, New York 10007
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 553-0300



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02, "Results of Operations and Financial Condition"

On July 29, 2005, Moody's Corporation (the "Company") announced its financial results for the quarter ended June 30, 2005. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The Company does not intend for the information contained in this report on Form 8-K to be considered filed under the Securities Exchange Act of 1934 or incorporated by reference into future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 2.02, "Results of Operations and Financial Condition" of Form 8-K.

Item 7.01, "Regulation FD Disclosure"

The information set forth under Item 2.02, "Results of Operations and Financial Condition" is incorporated herein by reference. The foregoing information is provided pursuant to Item 7.01, "Regulation FD Disclosure" of Form 8-K.

Item 9.01, "Financial Statements and Exhibits"

(c) Exhibits

99.1 Press release of Moody's Corporation dated July 29, 2005 announcing results for the quarter ended June 30, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       MOODY'S CORPORATION

                       By:  /s/ John J. Goggins
                            ----------------------------------------------------
                            John J. Goggins
                            Senior Vice President and General Counsel


Date: July 29, 2005